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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (date of earliest event reported):
                                DECEMBER 26, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           1-9466                                          13-3216325
  (Commission File Number)                     (IRS Employer Identification No.)


                            3 WORLD FINANCIAL CENTER
                           NEW YORK, NY          10285
                         (Address of principal (Zip Code)
                           executive offices)

              Registrant's telephone number, including area code:

                                 (201) 524-2000



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Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing $17,000,000 aggregate principal amount of the Registrant's S&P 500(R)Index SUNS(R)(Stock Upside Note Securities(R)) Due December 26, 2006 (filed herewith)

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's S&P 500(R)Index SUNS(R)(Stock Upside Note Securities(R)) Due December 26, 2006 (filed herewith)

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEHMAN BROTHERS HOLDINGS INC.
                                                          (Registrant)




Date:  December 26, 2001                         By: /s/ Barrett S. DiPaolo
                                                     -----------------------
                                                     Barrett S. DiPaolo
                                                     Vice President

                                  EXHIBIT INDEX



EXHIBIT NO.       EXHIBIT
-----------       -------


4.01 Global Security representing $17,000,000 aggregate principal amount of the Registrant's S&P 500(R)Index SUNS(R)(Stock Upside Note Securities(R)) Due December 26, 2006

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's S&P 500(R)Index SUNS(R)(Stock Upside Note Securities(R)) Due December 26, 2006